EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Year Ended December 31, 2014

INDEX

Page
Investor Information	2
2014 Business Developments	3 - 4
Common Shares Data	5
Financial Highlights	6
Funds From Operations	7 - 8
Funds Available for Distribution	9
Net Income / EBITDA (Consolidated and by Segment)	10 - 15
EBITDA by Segment and Region	16
Consolidated Balance Sheets	17
Capital Structure	18
Debt Analysis	19 - 21
Unconsolidated Joint Ventures	22 - 24
Square Footage	25
Top 30 Tenants	26
Lease Expirations	27 - 29
Leasing Activity	30 - 31
Occupancy, Same Store EBITDA and Residential Statistics	32
Capital Expenditures	33 - 37
Development Costs and Construction in Progress	38
Property Table	39 - 56

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Key Employees:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	Executive Vice President - Co-Head of Acquisitions and Capital Markets
David R. Greenbaum	President - New York Division
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Robert Minutoli	Executive Vice President - Retail Division
Mitchell N. Schear	President - Vornado / Charles E. Smith Washington, DC Division
Wendy Silverstein	Executive Vice President - Co-Head of Acquisitions and Capital Markets
Stephen W. Theriot	Chief Financial Officer
Jeffrey S. Olson	Chief Executive Officer of Vornado's Retail Spinoff Urban Edge Properties

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa / Gabriel Hilmoe	Alexander Goldfarb / Andrew Schaffer
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462 / 212-446-9459	212-466-7937 / 212-466-8062

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	John Bejjani	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman	Anthony Paolone	Ross T. Nussbaum / Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889	212-622-6682	212-713-2484 / 212-713-3402

Vincent Chao	Vance H. Edelson
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-0078

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2014 BUSINESS DEVELOPMENTS

Urban Edge Properties (“UE”) (NYSE: UE) spin-off

On January 15, 2015, we completed the spin-off of substantially all of our retail segment comprised of 79 strip shopping centers, three malls, a warehouse park and $225 million of cash to Urban Edge Properties (“UE”) (NYSE: UE).  As part of this transaction, we received 5,712,000 UE operating partnership units (5.4% ownership interest).

Acquisitions

Since January 1, 2014, we completed the following acquisitions:

•         A 74.3% interest in the retail condominium of the St. Regis Hotel, located on the Southeast corner of 55th Street and Fifth Avenue, for $700 million

•         The land under our 715 Lexington Avenue retail property, located on the Southeast corner of 58th Street and Lexington Avenue in Manhattan, for $63 million

•         We increased our ownership in One Park to 55.0% from 46.5% through a joint venture with an institutional investor

•         We increased our ownership in Crowne Plaza Times Square Hotel to 33% from 11% by co-investing with our 25% owned Real Estate Fund and one of the Fund’s limited partners to buy out the Fund’s joint venture partner’s 57% interest

Dispositions

Since January 1, 2014, we sold nine assets for an aggregate of $1.025 billion, with net proceeds of approximately $989 million.  Below is a summary of these sales:

•         1740 Broadway for $605 million resulting in net proceeds of approximately $580 million

•         Beverly Connection Shopping Center for $260 million resulting in net proceeds of $252 million

•         Broadway Mall for $94 million resulting in net proceeds of $92.2 million

•         Six retail assets for an aggregate of $66.4 million resulting in net proceeds of $64.8 million

2014 BUSINESS DEVELOPMENTS

Financing Activities

Since January 1, 2014, we completed the following financing transactions:

•         Extended one of two $1.25 billion unsecured revolving credit facilities to November 2018 with two six-month extension options, lowering the interest rate to LIBOR plus 1.05% from LIBOR plus 1.25% and reducing the facility fee to 20 basis points from 25 basis points

•         Issued $450 million 2.50% senior unsecured notes due June 2019

•         Redeemed $445 million 7.875% senior unsecured notes due October 2039

•         Redeemed $500 million 4.25% senior unsecured notes due April 2015

•         Obtained $2.0 billion of mortgage financings and repaid $519 million and defeased $193 million of existing mortgages for aggregate net proceeds of $1.3 billion

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014

High Price		$120.23	$109.12	$109.01	$100.02
Low Price		$93.09	$99.26	$96.93	$87.82
Closing Price - end of quarter		$117.71	$99.96	$106.73	$98.56

Annualized Dividend per share		$2.92	$2.92	$2.92	$2.92

Annualized Dividend Yield - on Closing Price		2.5%	2.9%	2.7%	3.0%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)		199,753	199,721	199,652	199,583

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options		$23.5 Billion	$20.0 Billion	$21.3 Billion	$19.7 Billion

TIMING

Quarterly financial results and related earnings conference calls for the next three quarters are expected to occur as follows:

	Filing Date	Earnings Call

First Quarter 2015	Monday, May 4, 2015	Tuesday, May 5, 2015 10AM ET
Second Quarter 2015	Monday, August 3, 2015	Tuesday, August 4, 2015 10AM ET
Third Quarter 2015	Monday, November 2, 2015	Tuesday, November 3, 2015 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2014	2013	2014	2014	2013
Total revenues	$679,101	$649,403	$657,209	$2,635,940	$2,669,269

Net income (loss) attributable to common shareholders	$513,238	$(68,887)	$131,159	$783,388	$392,034
Per common share:
Basic	$2.73	$(0.37)	$0.70	$4.18	$2.10
Diluted	$2.72	$(0.37)	$0.69	$4.15	$2.09

FFO as adjusted for comparability	$256,137	$234,821	$240,039	$980,252	$896,539
Per diluted share	$1.36	$1.25	$1.27	$5.20	$4.77

FFO (negative FFO)	$230,143	$(6,784)	$217,362	$911,130	$641,037
FFO (negative FFO) - Operating Partnership Basis ("OP Basis")	$244,315	$(7,206)	$230,783	$967,447	$680,628
Per diluted share	$1.22	$(0.04)	$1.15	$4.83	$3.41

FAD	$143,681	$135,654	$163,669	$649,370	$613,026
Per diluted share	$0.76	$0.72	$0.87	$3.44	$3.26

Dividends per common share	$0.73	$0.73	$0.73	$2.92	$2.92

FFO payout ratio (based on FFO as adjusted for comparability)	53.7%	58.4%	57.5%	56.2%	61.2%
FAD payout ratio	96.1%	101.4%	83.9%	84.9%	89.6%

Weighted average shares used in determining FFO per diluted share - REIT basis	188,970	187,109	188,812	188,690	187,757
Convertible units:
Class A	10,599	10,564	10,651	10,641	10,610
D-13	429	531	446	465	564
G1-G4	73	96	84	76	98
Equity awards - unit equivalents	536	442	477	481	324
Weighted average shares used in determining FFO per diluted share - OP Basis	200,607	198,742	200,470	200,353	199,353

RECONCILIATION OF NET INCOME (LOSS) TO FFO (NEGATIVE FFO) (1)
(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2014	2013	2014	2014	2013
Reconciliation of our net income (loss) to FFO (negative FFO):
Net income (loss) attributable to Vornado	$533,603	$(48,519)	$151,524	$864,852	$475,971
Depreciation and amortization of real property	129,944	124,611	123,578	517,493	501,753
Net gains on sale of real estate	(449,396)	(127,512)	(57,796)	(507,192)	(411,593)
Real estate impairment losses	5,676	32,443	-	26,518	37,170
Proportionate share of adjustments to equity in net loss of
Toys, to arrive at FFO:
Depreciation and amortization of real property	-	16,506	1,350	21,579	69,741
Net gains on sale of real estate	-	-	(760)	(760)	-
Real estate impairment losses	-	456	-	-	6,552
Income tax effect of above adjustments	-	(5,937)	(207)	(7,287)	(26,703)
Proportionate share of adjustments to equity in net income of partially owned entities, excluding Toys, to arrive at FFO:
Depreciation and amortization of real property	24,350	25,282	25,254	96,187	87,529
Net gains on sale of real estate	(10,820)	-	-	(10,820)	(465)
Noncontrolling interests' share of above adjustments	17,127	(3,746)	(5,240)	(8,073)	(15,089)
FFO	250,484	13,584	237,703	992,497	724,866
Preferred share dividends	(20,365)	(20,368)	(20,365)	(81,464)	(82,807)
Preferred unit and share redemptions	-	-	-	-	(1,130)
FFO (negative FFO) attributable to common shareholders	230,119	(6,784)	217,338	911,033	640,929
Convertible preferred share dividends	24	-	24	97	108
FFO (negative FFO) attributable to common shareholders plus assumed conversions	230,143	(6,784)	217,362	911,130	641,037
Add back of income (loss) allocated to noncontrolling interests of the
Operating Partnership	14,172	(422)	13,421	56,317	39,591
FFO (negative FFO) - OP Basis (1)	$244,315	$(7,206)	$230,783	$967,447	$680,628
FFO (negative FFO) per diluted share (1)	$1.22	$(0.04)	$1.15	$4.83	$3.41

(1) FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO (NEGATIVE FFO) TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2014	2013	2014	2014	2013
FFO (negative FFO) attributable to common shareholders plus assumed
conversions	(A)	$230,143	$(6,784)	$217,362	$911,130	$641,037
Per diluted share		$1.22	$(0.04)	$1.15	$4.83	$3.41
Items that affect comparability income (expense):
Acquisition and transaction related costs		(18,376)	(18,088)	(7,105)	(31,348)	(24,857)
Write-off of deferred financing costs and defeasance costs in connection
with refinancings		(16,747)	(8,436)	(324)	(22,660)	(8,814)
FFO from discontinued operations, including LNR in the year ended
December 31, 2013		8,656	15,757	8,985	39,525	80,779
Toys FFO (negative FFO) (including impairment losses of $162,215 in the three months ended December 31, 2013, and $75,196 and
$240,757 in the years ended December 31, 2014 and 2013, respectively)		606	(282,041)	(18,035)	(60,024)	(312,788)
Net gain on sale of residential condominiums and land parcels		363	481	2,665	13,568	2,997
Net gain on sale of Harlem Park property under development		-	23,507	-	-	23,507
Deferred income tax reversal		-	16,055	-	-	16,055
Impairment loss and loan reserve on investment in Suffolk Downs		-	-	(10,263)	(10,263)	-
Losses from the disposition of investment in J.C. Penney		-	-	-	-	(127,888)
Stop & Shop litigation settlement income		-	-	-	-	59,599
Net gain on sale of marketable securities		-	-	-	-	31,741
Other, net		(2,097)	(4,183)	-	(2,097)	(12,208)
		(27,595)	(256,948)	(24,077)	(73,299)	(271,877)
Noncontrolling interests' share of above adjustments		1,601	15,343	1,400	4,177	16,375
Items that affect comparability, net	(B)	$(25,994)	$(241,605)	$(22,677)	$(69,122)	$(255,502)
Per diluted share		$(0.14)	$(1.29)	$(0.12)	$(0.37)	$(1.36)

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$256,137	$234,821	$240,039	$980,252	$896,539
Per diluted share		$1.36	$1.25	$1.27	$5.20	$4.77

RECONCILIATION OF FFO (NEGATIVE FFO) TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2014	2013	2014	2014	2013

FFO (negative FFO) attributable to common shareholders plus assumed conversions	(A)	$230,143	$(6,784)	$217,362	$911,130	$641,037

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		101,756	98,371	73,405	303,582	298,507
Items that affect comparability per page 8, excluding FFO attributable to
discontinued operations		(36,251)	(272,705)	(33,062)	(112,824)	(352,847)
Straight-line rentals		24,951	20,837	23,664	82,247	66,404
Amortization of acquired below-market leases, net		13,331	11,303	9,181	42,914	45,838
Amortization of debt issuance costs		(9,945)	(10,473)	(6,968)	(24,263)	(25,179)
Stock-based compensation expense		(8,252)	(9,118)	(8,315)	(36,641)	(34,914)
Carried interest and our share of net unrealized gains from Real Estate Fund		7,725	12,830	617	30,587	39,673
Non real estate depreciation		(1,529)	(2,346)	(1,514)	(7,662)	(8,342)
Noncontrolling interests' share of above adjustments		(5,324)	8,863	(3,315)	(16,180)	(1,129)
	(B)	86,462	(142,438)	53,693	261,760	28,011

FAD(1)	(A-B)	$143,681	$135,654	$163,669	$649,370	$613,026

FAD per diluted share		$0.76	$0.72	$0.87	$3.44	$3.26
FAD payout ratio (2)		96.1%	101.4%	83.9%	84.9%	89.6%

(1) FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2) FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	December 31,			September 30,
	2014	2013	Inc (Dec)	2014
Property rentals	$500,322	$492,230	$8,092	$492,837
Straight-line rent adjustments	24,951	20,837	4,114	23,664
Amortization of acquired below-market leases, net	14,122	11,889	2,233	10,039
Total rentals	539,395	524,956	14,439	526,540
Tenant expense reimbursements	86,558	76,995	9,563	84,264
Cleveland Medical Mart development project	-	2,343	(2,343)	-
Fee and other income:
BMS cleaning fees	22,040	17,434	4,606	22,467
Signage revenue	12,040	9,300	2,740	7,698
Management and leasing fees	4,355	4,976	(621)	4,662
Lease termination fees	4,940	5,144	(204)	3,764
Other income	9,773	8,255	1,518	7,814
Total revenues	679,101	649,403	29,698	657,209
Operating expenses	275,143	257,739	17,404	264,562
Depreciation and amortization	135,933	127,777	8,156	127,991
General and administrative	44,651	50,396	(5,745)	44,547
Cleveland Medical Mart development project	-	2,446	(2,446)	-
Acquisition and transaction related costs, and impairment losses	20,419	37,088	(16,669)	7,105
Total expenses	476,146	475,446	700	444,205
Operating income	202,955	173,957	28,998	213,004
Income from Real Estate Fund	20,616	28,951	(8,335)	24,160
Income (loss) applicable to Toys	606	(293,066)	293,672	(18,418)
Income (loss) from partially owned entities	18,689	(99)	18,788	(7,245)
Interest and debt expense	(126,102)	(120,625)	(5,477)	(115,120)
Interest and other investment income, net	9,947	8,196	1,751	7,577
Net gain on disposition of wholly owned and partially owned assets	363	23,988	(23,625)	2,665
Income (loss) before income taxes	127,074	(178,698)	305,772	106,623
Income tax (expense) benefit	(2,644)	12,578	(15,222)	(3,177)
Income (loss) from continuing operations	124,430	(166,120)	290,550	103,446
Income from discontinued operations	451,556	127,361	324,195	65,751
Net income (loss)	575,986	(38,759)	614,745	169,197
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(11,322)	(13,903)	2,581	(9,685)
Operating Partnership	(31,049)	4,155	(35,204)	(7,975)
Preferred unit distributions of the Operating Partnership	(12)	(12)	-	(13)
Net income (loss) attributable to Vornado	533,603	(48,519)	582,122	151,524
Interest and debt expense	143,674	207,424	(63,750)	160,252
Depreciation and amortization	155,921	183,685	(27,764)	160,270
Income tax expense	2,759	8,270	(5,511)	2,232
EBITDA	$835,957	$350,860	$485,097	$474,278

Capitalized leasing and development payroll	$5,762	$4,682	$1,080	$4,608
Capitalized interest and debt expense	$16,269	$14,279	$1,990	$16,335

(1) EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Year Ended December 31,
	2014	2013	Inc (Dec)
Property rentals	$1,982,273	$1,964,583	$17,690
Straight-line rent adjustments	82,247	66,404	15,843
Amortization of acquired below-market leases, net	46,277	50,128	(3,851)
Total rentals	2,110,797	2,081,115	29,682
Tenant expense reimbursements	329,398	301,167	28,231
Cleveland Medical Mart development project	-	36,369	(36,369)
Fee and other income:
BMS cleaning fees	85,658	66,505	19,153
Signage revenue	37,929	32,866	5,063
Management and leasing fees	21,382	24,637	(3,255)
Lease termination fees	17,042	92,497	(75,455)
Other income	33,734	34,113	(379)
Total revenues	2,635,940	2,669,269	(33,329)
Operating expenses	1,064,753	1,030,951	33,802
Depreciation and amortization	536,230	515,724	20,506
General and administrative	185,924	196,267	(10,343)
Cleveland Medical Mart development project	-	32,210	(32,210)
Acquisition and transaction related costs, and impairment losses	33,391	43,857	(10,466)
Total expenses	1,820,298	1,819,009	1,289
Operating income	815,642	850,260	(34,618)
Income from Real Estate Fund	163,034	102,898	60,136
Loss applicable to Toys	(73,556)	(362,377)	288,821
Income from partially owned entities	15,425	23,592	(8,167)
Interest and debt expense	(467,715)	(481,304)	13,589
Interest and other investment income (loss), net	38,787	(24,876)	63,663
Net gain on disposition of wholly owned and partially owned assets	13,568	3,407	10,161
Income before income taxes	505,185	111,600	393,585
Income tax (expense) benefit	(11,002)	6,406	(17,408)
Income from continuing operations	494,183	118,006	376,177
Income from discontinued operations	514,843	446,734	68,109
Net income	1,009,026	564,740	444,286
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(96,561)	(63,952)	(32,609)
Operating Partnership	(47,563)	(23,659)	(23,904)
Preferred unit distributions of the Operating Partnership	(50)	(1,158)	1,108
Net income attributable to Vornado	864,852	475,971	388,881
Interest and debt expense	654,398	758,781	(104,383)
Depreciation and amortization	685,973	732,757	(46,784)
Income tax expense	24,248	26,371	(2,123)
EBITDA	$2,229,471	$1,993,880	$235,591

Capitalized leasing and development payroll	$20,154	$16,209	$3,945
Capitalized interest and debt expense	$62,786	$42,303	$20,483

EBITDA BY SEGMENT
(unaudited and in thousands)

	Three Months Ended December 31, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$500,322	$282,362		$109,326		$57,679		$-	$50,955
Straight-line rent adjustments	24,951	12,642		2,359		793		-	9,157
Amortization of acquired below-market leases, net	14,122	9,680		426		3,070		-	946
Total rentals	539,395	304,684		112,111		61,542		-	61,058
Tenant expense reimbursements	86,558	47,774		11,369		21,369		-	6,046
Fee and other income:
BMS cleaning fees	22,040	26,968		-		-		-	(4,928)
Signage revenue	12,040	12,040		-		-		-	-
Management and leasing fees	4,355	1,652		2,618		309		-	(224)
Lease termination fees	4,940	2,935		1,812		-		-	193
Other income	9,773	4,106		5,596		258		-	(187)
Total revenues	679,101	400,159		133,506		83,478		-	61,958
Operating expenses	275,143	169,324		52,353		30,097		-	23,369
Depreciation and amortization	135,933	68,360		33,501		15,475		-	18,597
General and administrative	44,651	6,055		6,866		3,757		-	27,973
Acquisition and transaction related costs, and impairment losses	20,419	-		-		-		-	20,419
Total expenses	476,146	243,739		92,720		49,329		-	90,358
Operating income (loss)	202,955	156,420		40,786		34,149		-	(28,400)
Income from Real Estate Fund	20,616	-		-		-		-	20,616
Income applicable to Toys	606	-		-		-		606	-
Income from partially owned entities	18,689	4,329		1,248		480		-	12,632
Interest and debt expense	(126,102)	(48,457)		(18,703)		(14,453)		-	(44,489)
Interest and other investment income, net	9,947	1,822		90		9		-	8,026
Net gain on disposition of wholly owned and
partially owned assets	363	-		-		-		-	363
Income (loss) before income taxes	127,074	114,114		23,421		20,185		606	(31,252)
Income tax expense	(2,644)	(1,308)		(196)		(146)		-	(994)
Income (loss) from continuing operations	124,430	112,806		23,225		20,039		606	(32,246)
Income from discontinued operations	451,556	445,762		-		5,794		-	-
Net income (loss)	575,986	558,568		23,225		25,833		606	(32,246)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(11,322)	(1,423)		-		(5)		-	(9,894)
Operating Partnership	(31,049)	-		-		-		-	(31,049)
Preferred unit distributions of the Operating Partnership	(12)	-		-		-		-	(12)
Net income (loss) attributable to Vornado	533,603	557,145		23,225		25,828		606	(73,201)
Interest and debt expense	143,674	61,809		21,979		15,597		-	44,289
Depreciation and amortization	155,921	83,199		37,486		17,046		-	18,190
Income tax expense	2,759	1,326		200		146		-	1,087
EBITDA for the three months ended December 31, 2014	$835,957	$703,479		$82,890		$58,617		$606	$(9,635)

EBITDA for the three months ended December 31, 2013	$350,860	$375,392		$83,259		$25,704		$(176,808)	$43,313

EBITDA as adjusted for comparability - OP basis:
For the three months ended December 31, 2014	$422,849	$257,380	(1)	$81,090	(2)	$52,169	(3)	$-	$32,210	(4)
For the three months ended December 31, 2013	$410,095	$239,114	(1)	$83,259	(2)	$50,451	(3)	$-	$37,271	(4)

See notes on pages 14 and 15.

EBITDA BY SEGMENT
(unaudited and in thousands)

	Year Ended December 31, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$1,982,273	$1,095,689		$443,862		$227,868		$-	$214,854
Straight-line rent adjustments	82,247	44,757		6,385		2,645		-	28,460
Amortization of acquired below-market leases, net	46,277	30,787		1,817		9,285		-	4,388
Total rentals	2,110,797	1,171,233		452,064		239,798		-	247,702
Tenant expense reimbursements	329,398	181,521		42,798		84,129		-	20,950
Fee and other income:
BMS cleaning fees	85,658	105,116		-		-		-	(19,458)
Signage revenue	37,929	37,929		-		-		-	-
Management and leasing fees	21,382	8,935		11,697		1,477		-	(727)
Lease termination fees	17,042	9,375		5,764		680		-	1,223
Other income	33,734	6,736		24,828		863		-	1,307
Total revenues	2,635,940	1,520,845		537,151		326,947		-	250,997
Operating expenses	1,064,753	651,832		200,960		115,003		-	96,958
Depreciation and amortization	536,230	266,155		129,720		65,517		-	74,838
General and administrative	185,924	28,479		27,339		16,686		-	113,420
Acquisition and transaction related costs, and impairment losses	33,391	-		-		-		-	33,391
Total expenses	1,820,298	946,466		358,019		197,206		-	318,607
Operating income (loss)	815,642	574,379		179,132		129,741		-	(67,610)
Income from Real Estate Fund	163,034	-		-		-		-	163,034
Loss applicable to Toys	(73,556)	-		-		-		(73,556)	-
Income (loss) from partially owned entities	15,425	20,701		(3,677)		1,730		-	(3,329)
Interest and debt expense	(467,715)	(183,427)		(75,395)		(54,754)		-	(154,139)
Interest and other investment income, net	38,787	6,711		183		35		-	31,858
Net gain on disposition of wholly owned and
partially owned assets	13,568	-		-		-		-	13,568
Income (loss) before income taxes	505,185	418,364		100,243		76,752		(73,556)	(16,618)
Income tax expense	(11,002)	(4,305)		(242)		(1,721)		-	(4,734)
Income (loss) from continuing operations	494,183	414,059		100,001		75,031		(73,556)	(21,352)
Income from discontinued operations	514,843	463,163		-		50,873		-	807
Net income (loss)	1,009,026	877,222		100,001		125,904		(73,556)	(20,545)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(96,561)	(8,626)		-		(119)		-	(87,816)
Operating Partnership	(47,563)	-		-		-		-	(47,563)
Preferred unit distributions of the Operating Partnership	(50)	-		-		-		-	(50)
Net income (loss) attributable to Vornado	864,852	868,596		100,001		125,785		(73,556)	(155,974)
Interest and debt expense	654,398	241,959		89,448		59,322		100,549	163,120
Depreciation and amortization	685,973	324,239		145,853		73,433		64,533	77,915
Income tax expense	24,248	4,395		288		1,721		12,106	5,738
EBITDA for the year ended December 31, 2014	$2,229,471	$1,439,189		$335,590		$260,261		$103,632	$90,799

EBITDA for the year ended December 31, 2013	$1,993,880	$1,079,682		$341,223		$541,017		$(12,081)	$44,039

EBITDA as adjusted for comparability - OP basis:
For the year ended December 31, 2014	$1,672,096	$975,028	(1)	$333,790	(2)	$204,859	(3)	$-	$158,419	(4)
For the year ended December 31, 2013	$1,606,441	$914,490	(1)	$341,223	(2)	$198,228	(3)	$-	$152,500	(4)

See notes on pages 14 and 15.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2014	2013	2014	2013
	Office (including BMS EBITDA of $6,105, $5,457, $23,918 and $20,581, respectively)	$159,518	$148,028	$623,023	$596,413
	Retail	75,495	68,930	279,677	245,874
	Alexander's	10,487	10,339	41,575	41,480
	Hotel Pennsylvania	11,880	11,817	30,753	30,723
	Total New York	$257,380	$239,114	$975,028	$914,490

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2014	2013	2014	2013
	Office, excluding the Skyline Properties	$64,841	$65,910	$265,059	$268,373
	Skyline properties	5,880	6,953	27,150	29,499
	Total Office	70,721	72,863	292,209	297,872
	Residential	10,369	10,396	41,581	43,351
	Total Washington, DC	$81,090	$83,259	$333,790	$341,223

(3)	The elements of "Retail Properties" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2014	2013	2014	2013
	Strip shopping centers	$36,490	$36,110	$147,112	$142,108
	Regional malls	15,679	14,341	57,747	56,120
	Total Retail properties	$52,169	$50,451	$204,859	$198,228

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(4)	The elements of "other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2014	2013	2014	2013
	Our share of Real Estate Fund:
	Income before net realized/unrealized gains	$1,380	$2,015	$8,056	$7,752
	Net realized/unrealized gains on investments	4,646	6,574	37,535	23,489
	Carried interest	3,079	6,256	24,715	18,230
	Total	9,105	14,845	70,306	49,471
	The Mart and trade shows	18,598	20,038	79,004	74,270
	555 California Street	13,278	10,296	48,844	42,667
	India real estate ventures	1,860	1,133	6,434	5,841
	Other investments	3,445	4,592	17,095	25,785
		46,286	50,904	221,683	198,034
	Corporate general and administrative expenses(a)	(22,977)	(23,850)	(94,929)	(94,904)
	Investment income and other, net(a)	8,901	10,217	31,665	49,370
	Total Other	$32,210	$37,271	$158,419	$152,500

	(a)

The amounts in these captions (for this table only) exclude income / expense from the mark-to-market of our deferred compensation plan of $3,425 and $4,429 for the three months ended December 31, 2014 and 2013, respectively, and $11,557 and $10,636 for the years ended December 31, 2014 and 2013, respectively.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region (excluding discontinued operations, other gains and losses that affect comparability and our Toys and Other Segments).

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

Segment
New York	66%	64%	64%	63%
Washington, DC	21%	22%	22%	23%
Retail Properties	13%	14%	14%	14%
	100%	100%	100%	100%

Region
New York City metropolitan area	76%	74%	75%	73%
Washington, DC / Northern Virginia area	22%	23%	23%	24%
Puerto Rico	1%	2%	1%	2%
Other geographies	1%	1%	1%	1%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	December 31,	December 31,	(Decrease)
	2014	2013	Increase
ASSETS
Real estate, at cost:
Land	$4,240,009	$4,016,851	$223,158
Buildings and improvements	13,338,445	12,245,111	1,093,334
Development costs and construction in progress	1,136,344	1,024,714	111,630
Leasehold improvements and equipment	130,594	132,270	(1,676)
Total	18,845,392	17,418,946	1,426,446
Less accumulated depreciation and amortization	(3,629,135)	(3,296,717)	(332,418)
Real estate, net	15,216,257	14,122,229	1,094,028
Cash and cash equivalents	1,198,477	583,290	615,187
Restricted cash	186,512	262,440	(75,928)
Marketable securities	206,323	191,917	14,406
Tenant and other receivables, net	124,144	115,862	8,282
Investments in partially owned entities	1,246,496	1,166,443	80,053
Investment in Toys	-	83,224	(83,224)
Real Estate Fund investments	513,973	667,710	(153,737)
Receivable arising from the straight-lining of rents, net	877,486	795,256	82,230
Deferred leasing and financing costs, net	503,384	404,907	98,477
Identified intangible assets, net	276,239	307,436	(31,197)
Assets related to discontinued operations	477,620	874,050	(396,430)
Other assets	421,409	522,460	(101,051)
Total assets	$21,248,320	$20,097,224	$1,151,096

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$9,551,700	$8,331,993	$1,219,707
Senior unsecured notes	1,347,159	1,350,855	(3,696)
Revolving credit facility debt	-	295,870	(295,870)
Accounts payable and accrued expenses	499,702	422,276	77,426
Deferred revenue	519,280	529,002	(9,722)
Deferred compensation plan	117,284	116,515	769
Deferred tax liabilities	1,146	1,280	(134)
Liabilities related to discontinued operations	211	14,709	(14,498)
Other liabilities	384,676	436,360	(51,684)
Total liabilities	12,421,158	11,498,860	922,298
Redeemable noncontrolling interests	1,337,780	1,003,620	334,160
Vornado shareholders' equity	6,745,426	6,765,232	(19,806)
Noncontrolling interests in consolidated subsidiaries	743,956	829,512	(85,556)
Total liabilities, redeemable noncontrolling interests and equity	$21,248,320	$20,097,224	$1,151,096

CAPITAL STRUCTURE
(unaudited and in thousands, except per share amounts)

Debt:			December 31, 2014
Consolidated debt:
Mortgages payable			$9,551,700
Senior unsecured notes			1,347,159
$2.5 billion revolving credit facilities			-
			10,898,859
Pro rata share of non-consolidated debt in partially owned entities
(excluding $1,874,278 of Toys' debt)			2,399,354
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(474,860)
Total debt			12,823,353

Perpetual Preferred:	Shares/Units	Par Value
5.00% Preferred Unit (D-16) (1 unit @ $1,000)			1,000
6.625% Series G Preferred Shares	8,000	25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,317,250

		December 31, 2014
	Converted	Common
Equity:	Shares	Share Price
Common shares	187,887	$117.71	22,116,179
Class A units	10,590	117.71	1,246,549
Convertible share equivalents:
Equity awards - unit equivalents	766	117.71	90,166
D-13 preferred units	397	117.71	46,731
G1-G4 units	72	117.71	8,475
Series A preferred shares	41	117.71	4,826
			23,512,926
Total Market Capitalization			$37,653,529

DEBT ANALYSIS
(unaudited and in thousands)
		As of December 31, 2014
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$10,898,859	4.00%	$1,840,769	2.20%	$9,058,090	4.37%
Pro rata share of non-consolidated debt:
Toys	1,874,278	7.23%	1,199,835	6.47%	674,443	8.57%
All other	2,399,354	5.20%	319,387	1.74%	2,079,967	5.73%
Total	15,172,491	4.59%	3,359,991	3.68%	11,812,500	4.85%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)	(474,860)		(10,500)		(464,360)
Company's pro rata share of total debt	$14,697,631	4.61%	$3,349,491	3.69%	$11,348,140	4.88%

		Senior Unsecured Notes			Unencumbered EBITDA
		Due 2015(1)	Due 2019	Due 2022		4Q 2014
Settlement Date		3/26/2010	6/16/2014	12/7/2011		Annualized
Principal Amount		$ 500,000	$ 450,000	$ 400,000	New York	$412,428
Issue Price		99.834%	99.619%	99.546%	Washington, DC	153,320
Coupon		4.250%	2.500%	5.000%	Retail Properties	49,116
Effective economic interest rate		4.287%	2.581%	5.057%	Other	36,516
Ratings:					Total	$651,380
Moody's		Baa2	Baa2	Baa2
S&P		BBB	BBB	BBB
Fitch		BBB	BBB	BBB
Maturity Date / Put Date		4/1/2015	6/30/2019	1/15/2022

Debt Covenant Ratios: (2)	Senior Unsecured Notes				Revolving Credit Facilities
	Actual
	Required	Due 2015(1)	Due 2019	Due 2022	Required	Actual
Total Outstanding Debt / Total Assets (3)	Less than 65%	43%	43%	43%	Less than 60%	31%
Secured Debt / Total Assets	Less than 50%	37%	37%	37%	Less than 50%	27%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.72	2.72	2.72		N/A
Fixed Charge Coverage		N/A	N/A	N/A	Greater than 1.40	2.65
Unencumbered Assets / Unsecured Debt	Greater than 150%	779%	779%	779%		N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	N/A	Less than 60%	7%
Unencumbered Coverage Ratio		N/A	N/A	N/A	Greater than 1.50	10.60

(1)	These notes were redeemed in full on January 1, 2015.

(2)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
2200 / 2300 Clarendon Boulevard	03/15	L+75	0.91%	$35,132	$-	$-	$-	$-	$-	$35,132
Senior unsecured notes due 2015 (2)	04/15		4.25%	499,958	-	-	-	-	-	499,958
River House Apartments	04/15		5.43%	195,546	-	-	-	-	-	195,546
888 Seventh Avenue	01/16		5.71%	-	318,554	-	-	-	-	318,554
510 5th Avenue	01/16		5.60%	-	30,154	-	-	-	-	30,154
770 Broadway	03/16		5.65%	-	353,000	-	-	-	-	353,000
Bowen Building	06/16		6.14%	-	115,022	-	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.41%	-	43,581	-	-	-	-	43,581
Montehiedra Town Center	07/16		6.04%	-	120,000	-	-	-	-	120,000
The Mart	12/16		5.57%	-	550,000	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	294,484	-	-	-	294,484
100 West 33rd Street - office and retail	03/17	L+150	1.67%	-	-	325,000	-	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	77,438	-	-	-	77,438
North Bergen (Tonnelle Avenue)	01/18		4.59%	-	-	-	75,000	-	-	75,000
220 20th Street	02/18		4.61%	-	-	-	71,256	-	-	71,256
River House Apartments	04/18	L+153	1.68%	-	-	-	64,000	-	-	64,000
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	80,000	-	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	-	-	-	-	-	-	-	-
220 Central Park South	01/19	L+275	2.92%	-	-	-	-	600,000	-	600,000
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	-	448,457	-	448,457
435 Seventh Avenue - retail	08/19	L+225	2.41%	-	-	-	-	98,000	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	-	-	-	-	-	-	-	-
4 Union Square South - retail	11/19	L+215	2.31%	-	-	-	-	119,847	-	119,847
Cross-collateralized mortgages on 40
strip shopping centers	09/20	(3)	4.10%	-	-	-	-	-	607,231	607,231
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	58,452	58,452
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.06%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	597,868	597,868
655 Fifth Avenue	10/21	L+140	1.56%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(4)	3.99%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,744	398,744
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	146,214	146,214
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
Bergen Town Center	04/23		3.56%	-	-	-	-	-	300,000	300,000
Las Catalinas	08/24		4.43%	-	-	-	-	-	130,000	130,000
2101 L Street	08/24		3.97%	-	-	-	-	-	148,922	148,922

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$97,584	$97,584
Other properties	Various			12,091	-	-	28,571	-	38,194	78,856
Purchase accounting valuation adjustments	Various			(15)	-	-	-	-	903	888

Total				$742,712	$1,530,311	$696,922	$318,827	$1,266,304	$6,343,783	$10,898,859

Weighted average rate				4.45%	5.58%	3.17%	4.08%	2.67%	3.92%	4.00%

Fixed rate debt				$707,580	$1,486,730	$371,922	$237,827	$448,457	$5,805,574	$9,058,090
Fixed weighted average rate expiring				4.63%	5.70%	4.49%	4.91%	2.50%	4.11%	4.37%

Floating rate debt				$35,132	$43,581	$325,000	$81,000	$817,847	$538,209	$1,840,769
Floating weighted average rate expiring				0.91%	1.41%	1.67%	1.64%	2.77%	1.89%	2.20%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)				These notes were redeemed in full on January 1, 2015.

(3)				Comprised of (i) a $550,589 fixed rate loan with an interest rate of 4.29%, and a (ii) $60,000 variable rate loan at LIBOR plus 1.36% (2.36% at December 31, 2014), subject to a LIBOR floor of 1.00%.

(4)

Pursuant to an existing swap agreement, $422,000 of the new loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $153,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of December 31, 2014
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	December 31, 2014	Amount	Share	Joint Venture

Toys	Retailer	32.6%	$-	$1,874,278	$5,748,350

Alexander's, Inc.	Office/Retail	32.4%	$131,616	$334,621	$1,032,780

India real estate ventures	Office/Land	4.1% to 36.5%	76,752	45,885	183,541

Partially owned office buildings:
280 Park Avenue	Office	50.0%	294,633	365,086	730,171
One Park Avenue	Office	55.0%	138,433	137,500	250,000
650 Madison Avenue	Office/Retail	20.1%	114,271	161,024	800,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	53,452	16,881	33,488
666 Fifth Avenue Office Condominium	Office	49.5%	52,431	605,516	1,223,265
West 57th Street properties	Office	50.0%	42,958	10,000	20,000
330 Madison Avenue	Office	25.0%	30,837	37,500	150,000
Warner Building	Office	55.0%	20,008	160,985	292,700
Fairfax Square	Office	20.0%	5,916	18,000	90,000
1101 17th Street	Office	55.0%	-	17,050	31,000
Other partially owned office buildings	Office	Various	7,810	27,715	70,650

Other investments:
Independence Plaza	Residential	50.1%	153,084	275,550	550,000
Monmouth Mall	Retail	50.0%	6,094	77,469	154,938
Other investments	Various	Various	118,201	108,572	775,547
			$1,246,496	$2,399,354	$6,388,080

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended December 31,		Three Months Ended December 31,
Joint Venture Name	December 31, 2014	2014	2013	2014	2013

Toys	32.6%	$606	$(293,066)	$606	$(176,808)

New York:
Alexander's, Inc.	32.4%	$5,704	$4,936	$10,657	$11,069
West 57th Street properties (partially under development)	50.0%	(3,262)	126	336	548
330 Madison Avenue	25.0%	1,756	1,459	2,677	2,346
Independence Plaza	50.1%	(1,716)	(2,850)	4,047	3,718
666 Fifth Avenue Office Condominium	49.5%	1,229	1,935	4,815	7,183
825 Seventh Avenue	50.0%	686	378	811	685
650 Madison Avenue (acquired in September 2013)	20.1%	(551)	(2,229)	2,983	3,058
One Park Avenue	55.0%	461	68	4,252	1,974
280 Park Avenue (partially under development)	50.0%	183	(2,069)	6,117	5,346
Other	Various	(161)	(247)	864	742
		4,329	1,507	37,559	36,669

Washington, DC:
Rosslyn Plaza	43.7% to 50.4%	(616)	(1,207)	935	1,495
Warner Building	55.0%	(373)	(1,880)	3,461	1,942
1101 17th Street	55.0%	323	2,252	651	692
Fairfax Square	20.0%	(185)	(59)	394	505
Other	Various	2,099	471	3,072	1,372
		1,248	(423)	8,513	6,006

Retail Properties:
Monmouth Mall	50.0%	458	562	2,429	2,474
Other	Various	22	23	114	117
		480	585	2,543	2,591

Other:
Green Courte	8.3%	12,467	(68)	13,000	474
India real estate ventures(1)	4.1% to 36.5%	(5,869)	(903)	(3,910)	1,133
Alexander's corporate fee income	32.4%	3,834	1,664	3,834	1,664
Other	Various	2,200	(2,461)	4,104	5,452
		12,632	(1,768)	17,028	8,723

		$18,689	$(99)	$65,643	$53,989

(1)	Includes a $5,771 non-cash impairment loss in 2014.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Year Ended December 31,	Year Ended December 31,
Joint Venture Name	December 31, 2014	2014	2013	2014	2013

Toys	32.6%	$(73,556)	$(362,377)	$103,632	$(12,081)

New York:
Alexander's, Inc.	32.4%	$21,287	$17,721	$41,745	$42,210
West 57th Street properties (partially under development)	50.0%	(13,912)	541	1,585	2,466
666 Fifth Avenue Office Condominium	49.5%	7,163	7,711	27,033	27,585
825 Seventh Avenue	50.0%	7,095	1,529	3,300	2,762
330 Madison Avenue	25.0%	6,433	5,173	9,895	8,807
Independence Plaza	50.1%	(4,829)	(6,049)	18,490	10,543
650 Madison Avenue (acquired in September 2013)	20.1%	(3,619)	(2,229)	12,283	3,058
One Park Avenue	55.0%	1,371	1,122	12,650	8,098
280 Park Avenue (partially under development)	50.0%	715	(8,549)	23,395	20,350
Other	Various	(1,003)	(1,443)	3,035	2,690
20,701	15,527	153,411	128,569

Washington, DC:
Warner Building	55.0%	(4,732)	(8,226)	10,368	6,906
Rosslyn Plaza	43.7% to 50.4%	(3,390)	(3,365)	4,454	6,287
1101 17th Street	55.0%	1,202	3,248	2,486	2,665
Fairfax Square	20.0%	(99)	(146)	2,183	2,099
Other	Various	3,342	1,521	7,064	5,174
(3,677)	(6,968)	26,555	23,131

Retail Properties:
Monmouth Mall	50.0%	1,646	2,012	9,237	9,556
Other	Various	84	85	453	467
1,730	2,097	9,690	10,023

Other:
Green Courte	8.3%	12,467	-	14,606	2,130
Alexander's corporate fee income	32.4%	8,722	6,681	8,722	6,681
India real estate ventures (1)	4.1% to 36.5%	(8,309)	(3,533)	663	5,841
Other(2)(3)	Various	(16,209)	9,788	8,616	50,065
(3,329)	12,936	32,607	64,717

$15,425	$23,592	$222,263	$226,440

(1)	Includes a $5,771 non-cash impairment loss in 2014.

(2)	In the third quarter of 2014, we recognized a $10,263 non-cash charge, comprised of a $5,959 impairment loss and a $4,304 loan loss reserve, on our equity and debt investments in Suffolk Downs.

(3)	On April 19, 2013, LNR was sold.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,052	16,808	16,625	-	183	-
Retail	2,450	2,179	-	2,179	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,654 units)	1,524	763	-	-	-	763
	27,604	21,856	16,912	2,598	183	2,163

Washington, DC:
Office, excluding the Skyline Properties	13,461	11,083	10,265	818	-	-
Skyline Properties	2,648	2,648	2,599	49	-	-
Total Office	16,109	13,731	12,864	867	-	-
Residential (2,414 units)	2,597	2,455	-	-	-	2,455
Other	384	384	-	9	-	375
	19,090	16,570	12,864	876	-	2,830

Retail Properties:
Strip Shopping Centers	13,346	12,920	-	12,920	-	-
Regional Malls	3,451	2,353	-	2,353	-	-
	16,797	15,273	-	15,273	-	-

Other:
The Mart	3,587	3,578	1,691	99	1,788	-
555 California Street (70% interest)	1,801	1,261	1,168	93	-	-
Primarily Warehouses	1,555	942	-	-	-	942
	6,943	5,781	2,859	192	1,788	942

Total square feet at December 31, 2014	70,434	59,480	32,635	18,939	1,971	5,935

Total square feet at September 30, 2014	69,427	58,601	31,836	18,834	1,971	5,960

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,668	10	4,909
Washington, DC		8,928	56	29,628
The Mart		558	4	1,664
555 California Street		168	1	453
Total at December 31, 2014		11,322	71	36,654

TOP 30 TENANTS
(unaudited)

		2014
		Annualized	% of 2014
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues

U.S. Government	4,210,685	$151,158	5.6%
IPG and affiliates	754,979	42,339	1.6%
Bank of America	636,317	40,057	1.5%
AXA Equitable Life Insurance	423,174	37,495	1.4%
Macy's	690,433	36,803	1.4%
Amazon.com	470,143	32,157	1.2%
McGraw-Hill Companies, Inc.	479,557	27,380	1.0%
Ziff Brothers Investments, Inc.	287,030	26,766	1.0%
Hennes & Mauritz	110,646	25,301	0.9%
J. Crew	398,250	25,216	0.9%
New York Stock Exchange	381,425	24,920	0.9%
Madison Square Garden	392,786	24,204	0.9%
New York & Co	379,863	21,942	0.8%
Topshop	94,349	21,438	0.8%
Fast Retailing (Uniqlo)	92,577	20,776	0.8%
Motorola Mobility (guaranteed by Google)	607,872	20,066	0.7%
Sears Holding Company (Kmart Corporation and Sears Corporation)	834,148	19,879	0.7%
AOL	233,264	19,685	0.7%
The Home Depot	993,541	19,435	0.7%
Forever 21	125,279	18,961	0.7%
AMC Networks, Inc.	283,745	18,653	0.7%
JCPenney	426,370	17,637	0.6%
Wal-Mart	1,438,730	17,526	0.6%
Hollister	21,741	17,269	0.6%
Family Health International	359,085	16,284	0.6%
Bryan Cave LLP	213,946	15,940	0.6%
Lockheed Martin	328,919	14,828	0.5%
Cushman & Wakefield	166,287	13,879	0.5%
Lowe's	976,415	12,859	0.5%
Information Builders, Inc.	243,486	12,341	0.5%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	38,000	$2,044,000	$53.79	0.2%

	First Quarter 2015	77,000	4,058,000	52.70	0.4%
	Second Quarter 2015	480,000	29,032,000	60.48	2.9%
	Third Quarter 2015	121,000	9,631,000	79.60	1.0%
	Fourth Quarter 2015	168,000	11,649,000	69.34	1.2%
	Total 2015	846,000	54,370,000	64.27	5.5%
	2016	1,246,000	78,552,000	63.04	7.7%
	2017	713,000	45,551,000	63.89	4.4%
	2018	1,017,000	76,091,000	74.82	7.5%
	2019	987,000	66,135,000	67.01	6.6%
	2020	1,367,000	81,391,000	59.54	8.2%
	2021	1,139,000	74,125,000	65.08	7.4%
	2022	862,000	54,673,000	63.43	5.6%
	2023	1,587,000	110,510,000	69.63	11.3%
	2024	1,098,000	79,538,000	72.44	7.8%

Retail:	Month to Month	32,000	$4,809,000	$150.28	1.4%

	First Quarter 2015	52,000	14,969,000	287.87	4.5%
	Second Quarter 2015	3,000	1,051,000	350.33	0.3%
	Third Quarter 2015	31,000	2,601,000	83.90	0.8%
	Fourth Quarter 2015	8,000	1,621,000	202.63	0.5%
	Total 2015	94,000	20,242,000	215.34	6.0%
	2016	56,000	16,378,000	292.46	4.9%
	2017	14,000	2,999,000	214.21	0.9%
	2018	159,000	38,525,000	242.30	11.5%
	2019	121,000	30,882,000	255.22	9.2%
	2020	61,000	8,909,000	146.05	2.7%
	2021	38,000	7,361,000	193.71	2.2%
	2022	30,000	3,641,000	121.37	1.1%
	2023	81,000	18,271,000	225.57	5.5%
	2024	171,000	53,064,000	310.32	15.8%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	324,000	$9,293,000	$28.70	2.1%

	First Quarter 2015	471,000	20,819,000	44.25	4.7%
	Second Quarter 2015	257,000	12,683,000	49.26	2.8%
	Third Quarter 2015	327,000	13,665,000	41.80	3.1%
	Fourth Quarter 2015	625,000	24,917,000	39.84	5.6%
	Total 2015	1,680,000	72,084,000	42.90	16.2%
	2016	1,179,000	50,596,000	42.93	11.4%
	2017	626,000	25,649,000	40.97	5.8%
	2018	987,000	43,790,000	44.36	9.8%
	2019	1,557,000	65,604,000	42.13	14.7%
	2020	728,000	36,326,000	49.89	8.2%
	2021	573,000	26,117,000	45.58	5.9%
	2022	963,000	42,194,000	43.80	9.5%
	2023	161,000	7,473,000	46.38	1.7%
	2024	374,000	14,547,000	38.85	3.3%

LEASE EXPIRATIONS
RETAIL PROPERTIES SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Strip Shopping Centers:	Month to Month	38,000	$1,036,000	$27.03	0.6%

	First Quarter 2015	26,000	1,156,000	44.61	0.7%
	Second Quarter 2015	9,000	241,000	25.54	0.1%
	Third Quarter 2015	52,000	1,766,000	33.67	1.0%
	Fourth Quarter 2015	90,000	2,635,000	29.29	1.5%
	Total 2015	177,000	5,798,000	32.62	3.3%
	2016	606,000	10,304,000	16.99	5.8%
	2017	425,000	7,525,000	17.69	4.3%
	2018	1,293,000	18,767,000	14.51	10.6%
	2019	1,317,000	20,056,000	15.23	11.3%
	2020	1,142,000	15,751,000	13.79	8.9%
	2021	578,000	8,572,000	14.83	4.8%
	2022	927,000	11,147,000	12.03	6.3%
	2023	1,136,000	18,424,000	16.22	10.4%
	2024	1,225,000	14,966,000	12.22	8.5%

Regional Malls:	Month to Month	30,000	$952,000	$32.10	1.9%

	First Quarter 2015	26,000	1,284,000	49.60	2.6%
	Second Quarter 2015	13,000	865,000	64.79	1.7%
	Third Quarter 2015	33,000	554,000	16.73	1.1%
	Fourth Quarter 2015	8,000	705,000	85.32	1.4%
	Total 2015	80,000	3,408,000	42.27	6.8%
	2016	87,000	4,065,000	46.75	8.1%
	2017	40,000	2,453,000	61.82	4.9%
	2018	53,000	3,476,000	65.09	6.9%
	2019	173,000	6,298,000	36.38	12.5%
	2020	105,000	4,738,000	45.22	9.4%
	2021	130,000	3,721,000	28.72	7.4%
	2022	37,000	1,370,000	37.28	2.7%
	2023	37,000	1,454,000	39.55	2.9%
	2024	105,000	3,253,000	31.06	6.5%

LEASING ACTIVITY
(unaudited)

The leasing activity presented below is based on leases signed during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Tenant improvements and leasing commissions presented below are based on square feet leased during the period. Second generation relet space represents square footage that has not been vacant for more than nine months.

	New York		Washington, DC		Retail Properties
(square feet in thousands)	Office	Retail	Office		Strips		Malls

Quarter Ended December 31, 2014
Total square feet leased	1,248	51	658		210		57
Our share of square feet leased:	1,095	51	619		210		51
Initial rent (1)	$66.79	$410.63	$36.86		$18.98		$49.18
Weighted average lease term (years)	12.3	11.5	9.4		6.6		6.4
Second generation relet space:
Square feet	732	45	461		92		15
Cash basis:
Initial rent (1)	$68.25	$260.31	$36.64		$13.16		$69.20
Prior escalated rent	$60.63	$175.49	$39.68		$13.16		$69.64
Percentage increase (decrease)	12.6%	48.3%	(7.7%)		-		(0.6%)
GAAP basis:
Straight-line rent (2)	$67.80	$307.92	$34.42		$13.21		$70.22
Prior straight-line rent	$55.87	$173.75	$36.89		$12.72		$67.21
Percentage increase (decrease)	21.4%	77.2%	(6.7%)		3.9%		4.5%
Tenant improvements and leasing commissions:
Per square foot	$78.45	$177.43	$61.48		$5.24		$16.53
Per square foot per annum	$6.38	$15.43	$6.54		$0.79		$2.58
Percentage of initial rent	9.5%	3.8%	17.7%		4.2%		5.3%

Year Ended December 31, 2014
Total square feet leased	3,973	119	1,817	(3)	890		161
Our share of square feet leased:	3,416	114	1,674	(3)	890		142
Initial rent (1)	$66.78	$327.38	$38.57		$19.15		$36.19
Weighted average lease term (years)	11.3	11.2	8.2		6.8		5.6
Second generation relet space:
Square feet	2,550	92	1,121		434		70
Cash basis:
Initial rent (1)	$68.18	$289.74	$38.57		$20.31		$34.16
Prior escalated rent	$60.50	$206.62	$41.37		$19.45		$32.98
Percentage increase (decrease)	12.7%	40.2%	(6.8%)		4.4%		3.6%
GAAP basis:
Straight-line rent (2)	$67.44	$331.33	$36.97		$20.53		$34.71
Prior straight-line rent	$56.76	$204.15	$38.25		$18.77		$32.29
Percentage increase (decrease)	18.8%	62.3%	(3.3%)		9.4%		7.5%
Tenant improvements and leasing commissions:
Per square foot	$75.89	$110.60	$46.77		$10.66	(4)	$11.96
Per square foot per annum	$6.72	$9.88	$5.70		$1.57	(4)	$2.14
Percentage of initial rent	10.1%	3.0%	14.8%		8.2%	(4)	5.9%

LEASING ACTIVITY
(unaudited)

		New York		Washington, DC	Retail Properties
(square feet in thousands)		Office	Retail	Office	Strips	Malls

Year Ended December 31, 2013
	Total square feet leased	2,410	138	1,836	1,388	674
	Our share of square feet leased:	2,024	121	1,392	1,388	600
	Initial rent (1)	$60.78	$268.52	$39.91	$17.27	$26.39
	Weighted average lease term (years)	11.0	8.6	7.0	6.2	8.1
	Second generation relet space:
	Square feet	1,716	103	910	959	205
	Cash basis:
	Initial rent (1)	$60.04	$262.67	$40.91	$16.57	$23.59
	Prior escalated rent	$56.84	$117.45	$41.16	$15.18	$22.76
	Percentage increase (decrease)	5.6%	123.7%	(0.6%)	9.2%	3.6%
	GAAP basis:
	Straight-line rent (2)	$59.98	$293.45	$40.87	$16.91	$24.04
	Prior straight-line rent	$52.61	$152.34	$39.36	$14.76	$21.87
	Percentage increase	14.0%	92.6%	3.8%	14.6%	9.9%
	Tenant improvements and leasing commissions:
	Per square foot	$61.78	$100.93	$33.24	$3.96	$20.69
	Per square foot per annum	$5.61	$11.64	$4.75	$0.64	$2.55
	Percentage of initial rent	9.2%	4.3%	11.9%	3.7%	9.7%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)

Excludes (i) 165 square feet leased to WeWork that will be redeveloped into rental residential apartments, and (ii) 82 square feet of retail space that was leased at an initial rent of $46.76 per square foot.

(4)	Tenant improvements and leasing commissions for the quarter and the year ended December 31, 2014 reflect first generation leasing activity at our Kearny strip shopping center.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:

				New York	Washington, DC(1)	Retail Properties

Occupancy rate at:
	December 31, 2014			96.9%	83.8%	95.9%
	September 30, 2014			96.7%	83.4%	95.2%
	December 31, 2013			96.7%	83.4%	95.4%

Same store EBITDA % increase (decrease):
	Year ended December 31, 2014 vs. December 31, 2013			4.7%	(2.4%)	1.7%
	Three months ended December 31, 2014 vs. December 31, 2013			3.3%	(2.3%)	1.9%
	Three months ended December 31, 2014 vs. September 30, 2014			1.8%	(3.0%)	0.6%

Cash basis same store EBITDA % increase (decrease):
	Year ended December 31, 2014 vs. December 31, 2013			7.6%	(2.3%)	2.3%
	Three months ended December 31, 2014 vs. December 31, 2013			8.2%	(3.8%)	2.4%
	Three months ended December 31, 2014 vs. September 30, 2014			4.7%	(3.4%)	0.7%

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	December 31, 2014	80.9%
	September 30, 2014	80.5%
	December 31, 2013	80.7%

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	December 31, 2014	1,654	95.2%	$3,163
	September 30, 2014	1,655	94.7%	$3,074
	December 31, 2013	1,653	94.8%	$2,864

	Washington, DC:
	December 31, 2014	2,414	97.4%	$2,078
	September 30, 2014	2,414	97.0%	$2,102
	December 31, 2013	2,405	96.3%	$2,101

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Year Ended December 31,
Capital expenditures (accrual basis):	2014	2013	2012
Expenditures to maintain assets	$107,728	$73,130	$69,912
Tenant improvements	205,037	120,139	169,205
Leasing commissions	79,636	51,476	56,203
Non-recurring capital expenditures	122,330	49,441	17,198
Total capital expenditures and leasing commissions (accrual basis)	514,731	294,186	312,518
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	140,490	155,035	105,350
Expenditures to be made in future periods for the current period	(313,746)	(150,067)	(170,744)
Total capital expenditures and leasing commissions (cash basis)	$341,475	$299,154	$247,124

Our share of square feet leased	6,236	5,525	5,217
Tenant improvements and leasing commissions per square foot per annum	$5.98	$4.33	$4.16
Percentage of initial rent	10.6%	9.5%	9.6%

Development and redevelopment expenditures:
Springfield Mall	$127,467	$68,716	$18,278
Marriott Marquis Times Square - retail and signage	112,390	40,356	9,092
220 Central Park South	78,059	243,687	12,191
330 West 34th Street	41,592	6,832	8
The Bartlett	38,163	6,289	3,008
608 Fifth Avenue	20,377	3,492	-
Wayne Towne Center	19,740	4,927	3,452
7 West 34th Street	11,555	-	-
Other	94,844	95,118	110,844
	$544,187	$469,417	$156,873

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
Capital expenditures (accrual basis):	2014	2013	2012
Expenditures to maintain assets	$48,518	$34,553	$27,434
Tenant improvements	143,007	87,275	71,572
Leasing commissions	66,369	39,348	27,573
Non-recurring capital expenditures	64,423	11,579	5,822
Total capital expenditures and leasing commissions (accrual basis)	322,317	172,755	132,401
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	67,577	56,345	41,975
Expenditures to be made in future periods for the current period	(205,258)	(91,107)	(76,283)
Total capital expenditures and leasing commissions (cash basis)	$184,636	$137,993	$98,093

Our share of square feet leased	3,530	2,145	1,939
Tenant improvements and leasing commissions per square foot per annum	$6.82	$5.89	$5.48
Percentage of initial rent	9.1%	8.1%	8.8%

Development and redevelopment expenditures:
Marriott Marquis Times Square - retail and signage	$112,390	$40,356	$9,092
330 West 34th Street	41,592	6,832	8
608 Fifth Avenue	20,377	3,492	-
7 West 34th Street	11,555	-	-
Other	27,892	35,305	42,460
	$213,806	$85,985	$51,560

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
Capital expenditures (accrual basis):	2014	2013	2012
Expenditures to maintain assets	$23,425	$22,165	$20,582
Tenant improvements	37,842	6,976	41,846
Leasing commissions	5,857	4,389	11,393
Non-recurring capital expenditures	37,798	37,342	10,296
Total capital expenditures and leasing commissions (accrual basis)	104,922	70,872	84,117
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	45,084	26,075	24,370
Expenditures to be made in future periods for the current period	(63,283)	(36,702)	(43,600)
Total capital expenditures and leasing commissions (cash basis)	$86,723	$60,245	$64,887

Our share of square feet leased	1,674	1,392	1,901
Tenant improvements and leasing commissions per square foot per annum	$5.70	$4.75	$4.86
Percentage of initial rent	14.8%	11.9%	12.0%

Development and redevelopment expenditures:
The Bartlett	$38,163	$6,289	$3,008
Other	45,482	35,412	36,326
	$83,645	$41,701	$39,334

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

RETAIL PROPERTIES SEGMENT
(unaudited and in thousands)
	Year Ended December 31,
Capital expenditures (accrual basis):	2014	2013	2012
Expenditures to maintain assets	$16,715	$5,664	$4,676
Tenant improvements	551	12,431	9,052
Leasing commissions	145	2,113	2,368
Non-recurring capital expenditures	10,014	-	-
Total capital expenditures and leasing commissions (accrual basis)	27,425	20,208	16,096
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	5,124	5,562	10,353
Expenditures to be made in future periods for the current period	(9,814)	(14,011)	(7,754)
Total capital expenditures and leasing commissions (cash basis)	$22,735	$11,759	$18,695

Our share of square feet leased	1,032	1,988	1,377
Tenant improvements and leasing commissions per square foot per annum	$1.63	$1.33	$1.04
Percentage of initial rent	7.6%	6.6%	5.2%

Development and redevelopment expenditures:
Springfield Mall	$127,467	$68,716	$18,278
Wayne Towne Center	19,740	4,927	3,452
Other	8,048	20,283	31,816
	$155,255	$93,926	$53,546

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Year Ended December 31,
Capital expenditures (accrual basis):	2014	2013	2012
Expenditures to maintain assets	$19,070	$10,748	$17,220
Tenant improvements	23,637	13,457	46,735
Leasing commissions	7,265	5,626	14,869
Non-recurring capital expenditures	10,095	520	1,080
Total capital expenditures and leasing commissions (accrual basis)	60,067	30,351	79,904
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	22,705	67,053	28,652
Expenditures to be made in future periods for the current period	(35,391)	(8,247)	(43,107)
Total capital expenditures and leasing commissions (cash basis)	$47,381	$89,157	$65,449

Development and redevelopment expenditures:
220 Central Park South	$78,059	$243,687	$12,191
Other	13,422	4,118	242
	$91,481	$247,805	$12,433

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Square Feet
			At December 31, 2014
Development Projects			Total	Development Costs Expended	Land and Acquisition Costs
New York:
220 Central Park South - Residential Condominiums	472,000	(1)	$593,080	$94,313	$498,767
1535 Broadway - Marriott Marquis - Retail & Signage	108,000		249,253	90,853	158,400
Other			89,787	89,787	-
Total New York			932,120	274,953	657,167

Washington, DC:
The Bartlett - Rental Residential / Retail	618,000		90,590	49,290	41,300
Other			101,675	101,675	-
Total Washington, DC			192,265	150,965	41,300

Other Projects			11,959	11,959	-

Total Amount on the Balance Sheet			$1,136,344	$437,877	$698,467

	Square Feet		Total

Undeveloped Land

Washington, DC:
1900 Crystal Drive	712,000		$35,356
Metropolitan Park 6, 7 & 8:
Retail	23,818
Residential (1,403 Units)			82,898
PenPlace:
Office	553,000
Hotel (300 Units)			61,970
Square 649 - Office	675,000		11,597
Total			$191,821

(1) Zoning square feet.

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	94.5%	$59.29	2,251,000	2,251,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	99.5%	121.23	270,000	270,000	-		Bank of America, Kmart Corporation
	100.0%	95.1%	65.92	2,521,000	2,521,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	99.6%	54.58	1,569,000	1,569,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	38.2%	191.38	50,000	50,000	-		Chase Manhattan Bank
	100.0%	97.7%	58.80	1,619,000	1,619,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	57.99	1,135,000	1,135,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	74.4%	207.56	17,000	17,000	-		PNC Bank National Association
	100.0%	99.1%	60.20	1,152,000	1,152,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.6%	54.57	849,000	849,000	-	223,242	IPG and affiliates, Rocket Fuel

Manhattan Mall
-Retail	100.0%	92.6%	132.50	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express, Victoria's Secret

330 West 34th Street
(ground leased through 2148 - 34.8%								Deutsch, Inc. (lease not commenced),
ownership interest in the land)								New York & Co., Yodle, Inc. (lease not commenced)
-Office	100.0%	100.0%	53.14	658,000	379,000	279,000
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	100.0%	53.14	671,000	379,000	292,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	266.44	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	62.80	456,000	456,000	-		Amazon
-Retail	100.0%	100.0%	291.61	24,000	24,000	-		Mango NY Inc., Amazon (lease not commenced)
	100.0%	100.0%	74.24	480,000	480,000	-	-

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	16,000	-	-

431 Seventh Avenue
-Retail	100.0%	100.0%	219.44	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	71.98	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	163.65	6,000	6,000	-	-

Total Penn Plaza				7,629,000	7,337,000	292,000	1,498,150

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted		Square Feet
				Average				Under Development
		%	%	Annual Rent		Total		or Not Available	Encumbrances
Property		Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown East:
909 Third Avenue										IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)										Morrison Cohen LLP, Robeco USA Inc.,
	-Office	100.0%	100.0%	$56.74	(2)	1,344,000	1,344,000	-	$350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street										Castle Harlan, Tournesol Realty LLC. (Peter Marino),
	-Office	100.0%	98.2%	67.25		542,000	542,000	-		Various showroom tenants
	-Retail	100.0%	100.0%	171.69		2,000	2,000	-
		100.0%	98.2%	67.63		544,000	544,000	-	-

715 Lexington
	-Retail	100.0%	100.0%	251.66		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
	-Retail	100.0%	100.0%	88.91		7,000	7,000	-	-	McDonald's

968 Third Avenue
	-Retail	50.0%	100.0%	244.69		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East						1,924,000	1,924,000	-	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)										Soros Fund, TPG-Axon Capital,
	-Office	100.0%	93.6%	87.96		862,000	862,000	-		Vornado Executive Headquarters
	-Retail	100.0%	100.0%	201.62		15,000	15,000	-		Redeye Grill L.P.
		100.0%	93.7%	89.90		877,000	877,000	-	318,554

57th Street - 5 buildings
	-Office	50.0%	95.2%	54.45		132,000	132,000	-		Various
	-Retail	50.0%	100.0%	121.28		53,000	26,000	27,000
		50.0%	96.6%	73.60		185,000	158,000	27,000	20,000

825 Seventh Avenue
	-Office	50.0%	100.0%	73.99		170,000	170,000	-		Young & Rubicam
	-Retail	100.0%	100.0%	256.65		4,000	4,000	-		Lindy's
		51.1%	100.0%	78.19		174,000	174,000	-	20,500

Total Midtown West						1,236,000	1,209,000	27,000	359,054

Park Avenue:
280 Park Avenue										Cohen & Steers Inc.
	-Office	50.0%	100.0%	96.03		1,223,000	751,000	472,000		Investcorp International Inc.
	-Retail	50.0%	100.0%	218.92		18,000	4,000	14,000		Scottrade Inc., Starbucks
		50.0%	100.0%	97.81		1,241,000	755,000	486,000	730,171

350 Park Avenue										Kissinger Associates Inc., Ziff Brothers Investment Inc.,
	-Office	100.0%	99.3%	91.59		553,000	553,000	-		MFA Financial Inc., M&T Bank
	-Retail	100.0%	100.0%	201.31		17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
		100.0%	99.4%	94.86		570,000	570,000	-	294,484

Total Park Avenue						1,811,000	1,325,000	486,000	1,024,655

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
									Capital One, First Manhattan Consulting,
-Office	100.0%	97.1%	$75.25	910,000		910,000	-		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	114.10	26,000		26,000	-		Citibank
	100.0%	97.2%	76.33	936,000		936,000	-	$-

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	99.0%	67.51	806,000		806,000	-		Jones Lang LaSalle Inc., Wells Fargo
-Retail	25.0%	100.0%	280.98	32,000		32,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	99.1%	75.66	838,000		838,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	141.08	65,000		65,000	-	30,154	Joe Fresh

Total Grand Central				1,839,000		1,839,000	-	180,154

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Janus Capital Group Inc.,
									Scout Capital Management,
-Office	100.0%	87.5%	84.47	263,000		263,000	-		Legg Mason Investment Counsel
-Retail	100.0%	100.0%	244.67	62,000		62,000	-		Citibank, Hennes & Mauritz
	100.0%	89.9%	115.03	325,000		325,000	-	-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	76.2%	74.73	1,371,000		1,371,000	-	1,223,265	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	100.0%	164.83	45,000		45,000	-	-	HSBC Bank USA, Citibank (lease not yet commenced)
-Retail (Retail Condo)	100.0%	100.0%	365.71	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		78.7%	99.06	1,530,000		1,530,000	-	1,613,265

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	98.6%	72.52	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	778.99	30,000		30,000	-		Coach, Prada
	100.0%	98.7%	138.34	322,000		322,000	-	-

650 Madison Avenue
-Office	20.1%	86.2%	103.16	527,000		527,000	-		Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren
-Retail	20.1%	100.0%	266.46	71,000		71,000	-		Crate & Barrel
	20.1%	87.9%	122.55	598,000		598,000	-	800,000

689 Fifth Avenue
-Office	100.0%	100.0%	69.47	82,000		82,000	-		Yamaha Artist Services Inc.
-Retail	100.0%	100.0%	724.55	17,000		17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	181.95	99,000		99,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	189.00	57,000		57,000	-	140,000	Ferragamo

697-703 5th Avenue (St. Regis)
-Retail	74.3%	100.0%	340.14	25,000		25,000	-	-	Bottega Veneta, DeBeers Diamond Jewelers

Total Madison/Fifth				2,956,000		2,956,000	-	2,553,265

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$66.60	982,000	982,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	49.80	166,000	166,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	64.18	1,148,000	1,148,000	-	$353,000

One Park Avenue

-Office	55.0%	96.5%	44.77	864,000	864,000	-		New York University, Public Service Mutual Insurance
-Retail	55.0%	100.0%	61.59	79,000	79,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	96.8%	46.18	943,000	943,000	-	250,000

4 Union Square South
-Retail	100.0%	100.0%	92.38	206,000	206,000	-	119,847	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	69.76	35,000	35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,332,000	2,332,000	-	722,847

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman (lease not commenced),
								Warner Music Group, Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	97.8%	75.90	2,036,000	2,036,000	-		Cella, Harper & Scinto, Columbia University, SSB Realty LLC,
-Retail	70.0%	100.0%	159.18	73,000	73,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	97.8%	78.78	2,109,000	2,109,000	-	950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	93.9%	58.04	81,000	81,000	-
-Retail	100.0%	100.0%	365.75	44,000	44,000	-		Topshop
	100.0%	96.0%	166.36	125,000	125,000	-	-

Total Rockefeller Center				2,234,000	2,234,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	99.3%	58.54	472,000	472,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	99.0%	37.32	244,000	244,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	97.78	5,000	5,000	-		TD Bank
	100.0%	99.0%	38.54	249,000	249,000	-	-

Total Wall Street/Downtown				721,000	721,000	-	-

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	213.74	160,000	160,000	-	-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	100.0%	2,050.00	46,000	4,000	42,000		T-Mobile (lease not yet commenced)
-Theatre	100.0%	100.0%	13.49	62,000	62,000	-		Nederlander-Marquis Theatre
	100.0%	100.0%	136.91	108,000	66,000	42,000	-

Total Times Square				268,000	226,000	42,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$150.49	85,000	85,000	-	$-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	127.30	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	14,000	-	14,000	-

334 Canal Street
-Retail	100.0%	100.0%	-	15,000	3,000	12,000	-

155 Spring Street
-Retail	100.0%	98.5%	78.84	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	127.68	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	237.64	7,000	7,000	-	-	Sandro

Total Soho				193,000	167,000	26,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	574.22	18,000	18,000	-	80,000	Gucci, Chloe, Cartier

677-679 Madison Avenue
-Retail	100.0%	100.0%	440.24	8,000	8,000	-	-	Anne Fontaine

40 East 66th Street
-Retail	100.0%	100.0%	855.53	11,000	11,000	-	-	John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	85.9%	109.09	22,000	22,000	-	-	Nike, Boom Fitness

Total Upper East Side				59,000	59,000	-	80,000

New Jersey:
Paramus
-Office	100.0%	96.1%	21.41	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	61.67	44,000	44,000	-	-	Nike, Barneys

New York Office:

Total		96.1%	$67.08	20,803,000	20,052,000	751,000	$6,758,366

Vornado's Ownership Interest		96.9%	$65.37	17,323,000	16,808,000	515,000	$4,881,607

New York Retail:

Total		96.7%	$168.48	2,572,000	2,450,000	122,000	$959,759

Vornado's Ownership Interest		96.4%	$174.08	2,281,000	2,179,000	102,000	$959,759

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$98.38	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	174.95	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	109.95	1,059,000	1,059,000	-	620,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	98.9%	41.70	609,000	609,000	-	266,534	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	255,000	-	255,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	72.2	2,433,000	2,178,000	255,000	1,032,780

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (326 units)	49.9%	98.8%	-	283,000	283,000	-	65,000

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	95.0%	-	1,190,000	1,190,000	-
-Retail	50.1%	91.5%	61.14	51,000	51,000	-		Duane Reade, Food Emporium
				1,241,000	1,241,000	-	550,000

Total Residential		95.2%		1,524,000	1,524,000	-	615,000

Total New York		96.4%	$77.67	28,732,000	27,604,000	1,128,000	$9,365,905

Vornado's Ownership Interest		96.9%	$77.58	22,555,000	21,856,000	699,000	$6,483,971

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.27 PSF.

(3)			75,000 square feet is leased from the office condo.

(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	89.3%	$43.29	2,321,000	2,321,000	-	$223,652	General Services Administration, Lockheed Martin,
								Conservation International, Smithsonian Institution,
								Natl. Consumer Coop. Bank, Council on Foundations,
								Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
								Food Marketing Institute, Finmeccanica

S. Clark Street / 12th Street - 5 buildings	100.0%	76.9%	40.81	1,540,000	1,540,000	-	58,829	General Services Administration,
								Boeing, L-3 Communications,
								The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	80.4%	40.62	1,484,000	1,484,000	-	40,865	General Services Administration,
241-251 18th Street - 4 buildings								Alion Science & Technologies, Booz Allen,
								Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	93.8%	40.22	869,000	506,000	363,000	-	General Services Administration,
- 3 buildings								Lockheed Martin

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	33.32	529,000	529,000	-	-	General Services Administration,
								Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	-	-	316,000	-	316,000	-	WeWork
- 2 buildings

2001 Jefferson Davis Highway	100.0%	63.1%	36.45	162,000	162,000	-	-	Institute for the Psychology Sciences, VT Aepco, Inc.,
								National Crime Prevention

Crystal City Shops at 2100	100.0%	96.0%	25.74	80,000	80,000	-	-	Various

Crystal Drive Retail	100.0%	100.0%	45.81	57,000	57,000	-	-	Various

Total Crystal City	100.0%	85.2%	40.66	7,358,000	6,679,000	679,000	323,346

Central Business District:
Universal Buildings	100.0%	98.4%	44.57	685,000	685,000	-	185,000	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	77.4%	68.96	613,000	613,000	-	292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW								Facebook, Live Nation

2101 L Street, NW	100.0%	99.0%	66.51	380,000	380,000	-	148,922	Greenberg Traurig, LLP, US Green Building Council,
								American Insurance Association, RTKL Associates, DTZ

1750 Pennsylvania Avenue, NW	100.0%	94.0%	48.37	277,000	277,000	-	-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	91.7%	45.13	241,000	241,000	-	28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	100.0%	68.24	231,000	231,000	-	115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	97.2%	47.73	214,000	214,000	-	31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	90.8%	46.53	203,000	203,000	-	14,853	General Services Administration
(ground rent through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		98.0%	$42.60	92,000	92,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	675,000	-	675,000	*	-

1501 K Street, NW	5.0%		100.0%	66.80	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		90.4%	79.64	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			93.9%	55.17	4,119,000	3,444,000	675,000		816,225

Skyline Properties:
Skyline Place - 7 buildings	100.0%		42.2%	33.39	2,130,000	2,130,000	-		560,392	General Services Administration, Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.17	518,000	518,000	-		138,938	General Services Administration

Total Skyline Properties	100.0%		53.5%	33.30	2,648,000	2,648,000	-		699,330

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		94.7%	44.06	638,000	638,000	-		35,132	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		55.8%	40.89	736,000	534,000	202,000		33,488	General Services Administration, Corporate Executive Board
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.7%	43.42	1,374,000	1,172,000	202,000		68,620

Reston:
Commerce Executive - 3 buildings	100.0%	`	86.8%	32.82	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		92.4%	32.08	216,000	216,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		86.2%	41.96	559,000	559,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		98.0%	41.53	821,000	821,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	41.68	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			98.4%	41.56	991,000	991,000	-		450,000

Total Washington, DC office properties			82.1%	$43.64	17,684,000	16,109,000	1,575,000		$2,447,521

Vornado's Ownership Interest			80.9%	$42.69	14,534,000	13,731,000	803,000		$1,797,000

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,670 units)	100.0%	97.4%	$-	1,802,000	1,802,000	-		$259,546

West End 25 (283 units)	100.0%	96.8%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	98.5%	-	269,000	269,000	-		71,256

Rosslyn Plaza - 2 buildings (196 units)	43.7%	95.9%	-	253,000	253,000	-		-

Total Residential		97.4%		2,597,000	2,597,000	-		432,473

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	109,000	20,000	*	-

The Bartlett - 1 building	100.0%	-	-	618,000	-	618,000		-	Whole Foods

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		1,024,000	384,000	640,000		-

Total Washington, DC		84.5%	$43.64	21,305,000	19,090,000	2,215,000		$2,879,994

Vornado's Ownership Interest		83.8%	$42.69	18,012,000	16,570,000	1,442,000		$2,229,472

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES:
STRIP SHOPPING CENTERS:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$26.25	663,000	101,000	443,000	119,000	$-		JCPenney, Costco, Dick's Sporting Goods
(ground leased through 2064)

East Brunswick	100.0%	100.0%	17.10	427,000	254,000	173,000	-	35,793	(3)	Lowe's, Kohl's, Dick's Sporting Goods, P.C. Richard & Son,
										T.J. Maxx, LA Fitness

North Bergen (Tonnelle Avenue)	100.0%	98.9%	25.81	410,000	204,000	206,000	-	75,000		Wal-Mart, BJ's Wholesale Club, PetSmart, Staples

East Hanover (200 - 240 Route 10 West)	100.0%	86.3%	19.52	343,000	337,000	6,000	-	37,345	(3)	The Home Depot, Dick's Sporting Goods, Marshalls

Bricktown	100.0%	92.8%	18.23	278,000	275,000	3,000	-	31,192	(3)	Kohl's, ShopRite, Marshalls

Union (Route 22 and Morris Avenue)	100.0%	99.4%	25.59	276,000	113,000	163,000	-	31,567	(3)	Lowe's, Toys "R" Us, Office Depot

Hackensack	100.0%	74.5%	23.44	275,000	269,000	6,000	-	39,592	(3)	The Home Depot, Staples, Petco

Totowa	100.0%	100.0%	19.28	271,000	177,000	94,000	-	24,183	(3)	The Home Depot, Bed Bath & Beyond,
										buy buy Baby, Marshalls, Staples

Cherry Hill	100.0%	97.3%	15.41	261,000	68,000	193,000	-	13,536	(3)	Wal-Mart, Toys "R" Us

Jersey City	100.0%	100.0%	23.18	236,000	66,000	170,000	-	19,796	(3)	Lowe's, P.C. Richard & Son

Union (2445 Springfield Avenue)	100.0%	100.0%	17.85	232,000	232,000	-	-	27,822	(3)	The Home Depot

Middletown	100.0%	94.9%	14.82	231,000	179,000	52,000	-	16,960	(3)	Kohl's, Stop & Shop

Woodbridge	100.0%	100.0%	21.08	226,000	86,000	140,000	-	20,171	(3)	Wal-Mart

Marlton	100.0%	100.0%	13.94	213,000	209,000	4,000	-	16,853	(3)	Kohl's (4), ShopRite, PetSmart

North Plainfield	100.0%	88.3%	17.62	212,000	60,000	152,000	-	-		Costco, The Tile Shop

Bergen Town Center - East, Paramus	100.0%	93.6%	38.04	211,000	44,000	167,000	-	-		Lowe's, REI

Manalapan	100.0%	100.0%	16.58	208,000	206,000	2,000	-	20,545	(3)	Best Buy, Bed Bath & Beyond, Babies "R" Us,
										Modell's Sporting Goods, PetSmart

East Rutherford	100.0%	100.0%	34.43	197,000	42,000	155,000	-	13,269	(3)	Lowe's

Garfield	100.0%	100.0%	21.47	195,000	46,000	149,000	-	-		Wal-Mart, Marshalls

Morris Plains	100.0%	95.9%	20.76	177,000	176,000	1,000	-	20,866	(3)	Kohl's, ShopRite (7)

Dover	100.0%	93.0%	12.37	173,000	167,000	6,000	-	12,841	(3)	ShopRite, T.J. Maxx

Lodi (Route 17 North)	100.0%	100.0%	11.92	171,000	171,000	-	-	11,075	(3)	National Wholesale Liquidators

Watchung	100.0%	96.6%	25.93	170,000	54,000	116,000	-	14,713	(3)	BJ's Wholesale Club

Lawnside	100.0%	100.0%	14.11	145,000	142,000	3,000	-	10,433	(3)	The Home Depot, PetSmart

Hazlet	100.0%	100.0%	2.64	123,000	123,000	-	-	-		Stop & Shop (7)

Kearny	100.0%	100.0%	16.31	104,000	91,000	13,000	-	-		Marshalls, LA Fitness (lease not commenced)

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant (2)		for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Turnersville	100.0%	96.3%	$6.40	96,000		93,000	3,000		-	$-		Haynes Furniture

Lodi (Washington Street)	100.0%	94.1%	19.85	85,000		85,000	-		-	-		Blink Fitness, Aldi

Carlstadt (ground leased through 2050)	100.0%	100.0%	21.63	78,000		78,000	-		-	-		Stop & Shop

Paramus (ground leased through 2033)	100.0%	100.0%	42.23	63,000		63,000	-		-	-		24 Hour Fitness

North Bergen (Kennedy Boulevard)	100.0%	100.0%	26.76	62,000		6,000	56,000		-	4,976	(3)	Food Basics

South Plainfield (ground leased through 2039)	100.0%	85.9%	22.04	56,000		56,000	-		-	5,003	(3)	Staples, Party City

Englewood	100.0%	73.6%	19.96	41,000		41,000	-		-	11,571		New York Sports Club

Eatontown	100.0%	73.7%	29.09	30,000		30,000	-		-	-		Petco

East Hanover (280 Route 10 West)	100.0%	100.0%	35.20	26,000		26,000	-		-	4,441	(3)	REI

Montclair	100.0%	100.0%	23.34	18,000		18,000	-		-	2,568	(3)	Whole Foods Market

Total New Jersey				6,983,000		4,388,000	2,476,000		119,000	522,111

New York:
Bronx (Bruckner Boulevard)	100.0%	89.6%	20.87	501,000		387,000	114,000		-	-		Kmart, Toys "R" Us, Marshalls, Old Navy, Gap

Buffalo (Amherst)	100.0%	100.0%	9.84	311,000		242,000	69,000		-	-		BJ's Wholesale Club, T.J. Maxx, Home Goods,
												Toys "R" Us, LA Fitness

Huntington	100.0%	100.0%	14.81	324,000	(5)	205,000	119,000	(5)	-	16,265	(3)	The Home Depot (5), Kmart, Marshalls, Old Navy, Petco

Rochester	100.0%	100.0%	-	205,000		-	205,000		-	4,280	(3)	Wal-Mart

Mt. Kisco	100.0%	100.0%	23.45	189,000		72,000	117,000		-	27,733		Target, A&P

Freeport (437 East Sunrise Highway)	100.0%	100.0%	18.86	173,000		173,000	-		-	20,866	(3)	The Home Depot, Staples

Rochester (Henrietta)	100.0%	96.2%	3.81	165,000		158,000	7,000		-	-		Kohl's
(ground leased through 2056)

Staten Island	100.0%	88.2%	23.74	165,000		165,000	-		-	17,000		Western Beef, Planet Fitness

New Hyde Park (ground and building	100.0%	100.0%	20.21	101,000		101,000	-		-	-		Stop & Shop
leased through 2029)

Inwood	100.0%	80.1%	18.94	96,000		96,000	-		-	-		Stop & Shop

West Babylon	100.0%	95.4%	17.41	66,000		66,000	-		-	-		Best Market, Rite Aid

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant (2)		for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Bronx (1750-1780 Gun Hill Road)	100.0%	90.7%	$32.63	77,000		77,000	-		-	$-		Aldi, Planet Fitness

Commack	100.0%	100.0%	21.45	47,000		47,000	-		-	-		PetSmart, Ace Hardware
(ground and building leased through 2021)

Dewitt	100.0%	100.0%	20.46	46,000		46,000	-		-	-		Best Buy
(ground leased through 2041)

Freeport (240 West Sunrise Highway)	100.0%	100.0%	20.28	44,000		44,000	-		-	-		Bob's Discount Furniture
(ground and building leased through 2040)

Oceanside	100.0%	100.0%	28.00	16,000		16,000	-		-	-		Party City

Total New York				2,526,000		1,895,000	631,000		-	86,144

Pennsylvania:
Allentown	100.0%	100.0%	15.04	554,000	(5)	270,000	284,000	(5)	-	29,266	(3)	Wal-Mart (5), Burlington Coat Factory, Giant Food,
												Dick's Sporting Goods, T.J. Maxx, Petco

Wilkes-Barre (461 - 499 Mundy Street)	100.0%	91.7%	12.81	329,000	(5)	204,000	125,000	(5)	-	-		Target (5), Bob's Discount Furniture, Babies "R" Us,
												Ross Dress for Less, Marshalls, Petco

Lancaster	100.0%	82.1%	15.68	228,000		58,000	170,000		-	5,270	(3)	Lowe's, Sleepy's

Bensalem	100.0%	98.9%	11.60	185,000		177,000	8,000		-	14,526	(3)	Kohl's, Ross Dress for Less, Staples, Petco

Broomall	100.0%	100.0%	11.09	169,000		147,000	22,000		-	10,433	(3)	Giant Food (4), Planet Fitness, A.C. Moore, PetSmart

Bethlehem	100.0%	98.9%	8.01	147,000		144,000	3,000		-	5,457	(3)	Giant Food, Petco

York	100.0%	86.2%	8.75	111,000		111,000	-		-	5,083	(3)	Ashley Furniture, Tractor Supply Company, Aldi

Glenolden	100.0%	100.0%	25.84	102,000		10,000	92,000		-	6,688	(3)	Wal-Mart

Wyomissing	100.0%	93.2%	15.56	76,000		76,000	-		-	-		LA Fitness, PetSmart
(ground and building leased through 2065)

Springfield	100.0%	100.0%	20.90	41,000		41,000	-		-	-		PetSmart
(ground and building leased through 2025)

Total Pennsylvania				1,942,000		1,238,000	704,000		-	76,723

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
California:
San Francisco (2675 Geary Street)	100.0%	100.0%	$50.34	55,000	55,000	-	-	$-		Best Buy
(ground and building leased through 2043)

Signal Hill	100.0%	100.0%	24.08	45,000	45,000	-	-	-		Best Buy

Vallejo	100.0%	100.0%	17.51	45,000	45,000	-	-	-		Best Buy
(ground leased through 2043)

Walnut Creek (1149 South Main Street)	100.0%	100.0%	45.11	29,000	29,000	-	-	-		Barnes & Noble

Walnut Creek (Mt. Diablo)	95.0%	100.0%	70.00	7,000	7,000	-	-	-		Anthropologie

Total California				181,000	181,000	-	-	-

Massachusetts:
Chicopee	100.0%	100.0%	-	224,000	-	224,000	-	8,106	(3)	Wal-Mart

Springfield	100.0%	100.0%	16.39	182,000	33,000	149,000	-	5,591	(3)	Wal-Mart

Milford	100.0%	100.0%	9.01	83,000	83,000	-	-	-		Kohl's
(ground and building leased through 2019)

Cambridge	100.0%	100.0%	21.83	48,000	48,000	-	-	-		PetSmart, Modell's Sporting Goods
(ground and building leased through 2033)

Total Massachusetts				537,000	164,000	373,000	-	13,697

Maryland:
Baltimore (Towson)	100.0%	100.0%	16.49	155,000	155,000	-	-	15,248	(3)	Shoppers Food Warehouse, h.h.gregg, Staples,
										Home Goods, Golf Galaxy

Annapolis	100.0%	100.0%	8.99	128,000	128,000	-	-	-		The Home Depot
(ground and building leased through 2042)

Glen Burnie	100.0%	90.5%	10.56	121,000	65,000	56,000	-	-		Gavigan's Home Furnishings, Pep Boys

Rockville	100.0%	98.1%	23.92	94,000	94,000	-	-	-		Regal Cinemas

Wheaton	100.0%	100.0%	14.94	66,000	66,000	-	-	-		Best Buy
(ground leased through 2060)

Total Maryland				564,000	508,000	56,000	-	15,248

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Connecticut:
Newington	100.0%	100.0%	$18.61	188,000	29,000	159,000	-	$10,969	(3)	Wal-Mart, Staples

Waterbury	100.0%	68.8%	16.58	148,000	143,000	5,000	-	13,643	(3)	ShopRite

Total Connecticut				336,000	172,000	164,000	-	24,612

Virginia:
Norfolk	100.0%	100.0%	6.44	114,000	114,000	-	-	-		BJ's Wholesale Club
(ground and building leased through 2069)

Tyson's Corner	100.0%	100.0%	39.13	38,000	38,000	-	-	-		Best Buy
(ground and building leased through 2035)

Total Virginia				152,000	152,000	-	-	-

Illinois:
Arlington Heights	100.0%	100.0%	9.00	46,000	46,000	-	-	-		Value City Furniture
(ground and building leased through 2043)

Chicago	100.0%	100.0%	8.95	41,000	41,000	-	-	-
(ground and building leased through 2051)

Total Illinois				87,000	87,000	-	-	-

Texas:
San Antonio	100.0%	100.0%	10.63	43,000	43,000	-	-	-		Best Buy
(ground and building leased through 2041)

South Carolina:
Charleston	100.0%	100.0%	14.19	45,000	45,000	-	-	-		Best Buy
(ground leased through 2063)

New Hampshire:
Salem	100.0%	100.0%	-	37,000	-	37,000	-	-		Babies "R" Us
(ground leased through 2102)

Kentucky:
Owensboro	100.0%	100.0%	7.66	32,000	32,000	-	-	-		Best Buy
(ground and building leased through 2046)

Total Strip Shopping Centers		96.1%	$17.45	13,465,000	8,905,000	4,441,000	119,000	$738,535

Vornado's Ownership Interest		96.1%	$17.45	13,039,000	8,905,000	4,015,000	119,000	$738,535

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				In Service			Under Development
	%	%	Annual Rent		Total		Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property		Company	Tenant (2)		for Lease	(in thousands)	Major Tenants
RETAIL PROPERTIES (Continued):
REGIONAL MALLS:
Monmouth Mall, Eatontown, NJ	50.0%	92.5%	$35.39	(6)	1,463,000	(5)	851,000	612,000	(5)	-	$166,408	Macy's (5), JCPenney (5), Lord & Taylor, Boscov's,
												Loews Theatre, Barnes & Noble, Forever 21

Bergen Town Center - West, Paramus, NJ	100.0%	99.4%	44.03	(6)	952,000		921,000	31,000		-	300,000	Target, Century 21, Whole Foods Market, Marshalls,
												Nordstrom Rack, Saks Off 5th, Home Goods, Old Navy,
												Hennes & Mauritz, Neiman Marcus Last Call Studio,
												Bloomingdale's Outlet, Nike Factory Store

Montehiedra, Puerto Rico	100.0%	90.9%	37.84	(6)	542,000		542,000	-		-	120,000	The Home Depot, Kmart, Marshalls, Caribbean Theatres,
												Tiendas Capri, Nike Factory Store

Las Catalinas, Puerto Rico	100.0%	94.0%	55.35	(6)	494,000	(5)	355,000	139,000	(5)	-	130,000	Kmart, Sears (5)

Total Regional Malls		94.7%	$42.27		3,451,000		2,669,000	782,000		-	$716,408

Vornado's Ownership Interest		95.1%	$43.89		2,353,000		2,244,000	109,000		-	$633,205

Total Retail Properties		95.8%			16,916,000		11,574,000	5,223,000		119,000	$1,454,943

Vornado's Ownership Interest		95.9%			15,392,000		11,149,000	4,124,000		119,000	$1,371,740

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2) Owned by tenant on land leased from the company.

(3) These encumbrances are cross-collateralized under a blanket mortgage in the amount of $607,231 as of December 31, 2014.

(4) The lease for these former Bradlees locations is guaranteed by Stop & Shop.

(5) Includes square footage of anchors who own the land and building.

(6) Weighted Average Annual Rent PSF shown is for in-line tenants only.

(7) The tenant has ceased operations at these locations but continues to pay rent.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
555 CALIFORNIA STREET:
555 California Street	70.0%	97.0%	$67.10	1,506,000	1,506,000	-	$597,868	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP (lease not commenced)

315 Montgomery Street	70.0%	100.0%	50.12	231,000	231,000	-	-	Bank of America, Regus (lease not commenced)

345 Montgomery Street	70.0%	100.0%	96.83	64,000	64,000	-	-	Bank of America

Total 555 California Street		97.6%	$65.98	1,801,000	1,801,000	-	$597,868

Vornado's Ownership Interest		97.6%	$65.98	1,261,000	1,261,000	-	$418,508

The Mart:
Illinois:
The Mart, Chicago	100.0%	94.7%	$35.97	3,568,000	3,568,000	-	$550,000	American Intercontinental University (AIU), Steelcase,
								Baker, Knapp & Tubbs, Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Chicago Teachers Union, Publicis Groupe,
								Office of the Special Deputy Receiver, Holly Hunt Ltd.,
								Razorfish, 1871, Chicago School of Professional Psychology,
								Yelp Inc., Paypal, Inc.

Other	50.0%	100.0%	32.18	19,000	19,000	-	22,808

Total Illinois		94.7%	35.94	3,587,000	3,587,000	-	572,808

Total The Mart		94.7%	$35.94	3,587,000	3,587,000	-	$572,808

Vornado's Ownership Interest		94.7%	$35.94	3,578,000	3,578,000	-	$561,404

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

REAL ESTATE FUND
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	Fund	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$188.31	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%	100.0%	-	51,000	51,000	-
	100.0%	100.0%	-	146,000	146,000	-	$146,000

11 East 68th Street Retail	100.0%	100.0%	783.65	11,000	8,000	3,000	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	38.2%	100.0%	353.24	15,000	15,000	-		Hershey
- Office	38.2%	100.0%	38.09	220,000	220,000	-		American Management Association
	38.2%	100.0%	58.21	235,000	235,000	-	310,000

501 Broadway	100.0%	100.0%	240.10	9,000	9,000	-	20,000	Capital One

Santa Monica, CA:
								Premier Office Centers LLC, Diversified Mercury Comm,
520 Broadway	100.0%	90.9%	55.35	112,000	112,000	-	30,000	Microsoft Corporation

Culver City, CA:
								Meredith Corp., West Publishing Corp., Symantec Corp.,
800 Corporate Pointe - 2 buildings	100.0%	57.0%	34.38	243,000	243,000	-	60,094	Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	100.0%	126.29	48,000	48,000	-		Anthropologie, Banana Republic
- Theatre	100.0%	100.0%	35.63	79,000	79,000	-		Regal Cinema
	100.0%	100.0%	70.14	127,000	127,000	-	66,000

Total Real Estate Fund	83.5%	84.4%		883,000	880,000	3,000	$632,000

Vornado's Ownership Interest	20.9%	84.4%		185,000	184,000	1,000	$110,000

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)		Major Tenants
OTHER:
NEW YORK
85 Tenth Avenue, Manhattan									Google, General Services Administration,
									Telehouse International Corp., L-3 Communications,
- Office		100.0%	$58.47	575,000	575,000	-			Moet Hennessy USA, Inc.
- Retail		100.0%	60.02	38,000	38,000	-			Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
	n/a (2)	100.0%	58.56	613,000	613,000	-	$270,000	(3)

NEW JERSEY
East Hanover Warehouse Park - 5 buildings	100.0%	60.8%	4.41	942,000	942,000	-	-		Foremost Groups Inc., Fidelity Paper & Supply Inc.,
									Consolidated Simon Distributors Inc., Givaudan Flavors Corp.,
									J & J Tri-State Delivery (lease not commenced),
									Meyer Distributing Inc.

Total Other		76.3%	$32.41	1,555,000	1,555,000	-	$270,000

Vornado's Ownership Interest		60.8%	$4.41	942,000	942,000	-	$-

(1)	Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)

As of December 31, 2014, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $147.6 million. The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively and mature in May 2017. We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% interest in the property after repayment of the junior mezzanine loan. As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $28.2 million on our consolidated balance sheets.

(3)	Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.